UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Bond Fund

September 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 17, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the annual reporting period ended September 30, 2009.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the US dollar).

The Fund’s Class A shares without sales charges significantly outperformed the benchmark for both the six- and 12-month periods ended September 30, 2009, as investors gained confidence that a sustainable economic recovery was under way. The Fund’s overall sector positioning was the primary positive driver to relative performance for both periods as capital markets rallied. Exposure to high-yield corporate debt, emerging market debt and bank loan debt, as well as overweight positions in investment-grade corporates and

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

commercial mortgage-backed securities (CMBS), contributed positively to performance for both periods.

Currency positioning was also positive, particularly exposure to the Brazilian real, Australian dollar and Norwegian krone. Leverage made a positive contribution to the Fund’s performance for both the six- and 12-month periods ended September 30, 2009, as did the Fund’s recent investment in TALF (Term Asset-Backed Securities Loan Facility).

Market Review and Investment Strategy

Challenges continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Risk assets continued to rally in the third quarter as investors gained confidence that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth. Corporate bonds, CMBS and other nongovernment debt spreads narrowed significantly.

Credit sector returns were bifurcated during the annual period, with returns early in the period reflecting last fall’s financial crisis and subsequent risk aversion. The second half of the annual period was marked by historic recovery with nongovernment sectors rebounding strongly. High-yield debt, which lost -12.97% in the first six months, rallied to gain 40.47% in the final six months, resulting in a one-year return of 22.34%, according to Barclays Capital. Other nongovernment sectors within the Fund also staged double digit rallies in the last half of the reporting period. CMBS rallied to end the annual period at 26.75%, bank loans at 34.33% and investment-grade corporates at 19.41%, all according to Barclays Capital. Most currencies gained against the US dollar, particularly the Brazilian real at 19.66% and the Australian dollar at 15.97%, both of which the Fund took advantage.

While risk premiums remain high versus historical norms, they have receded dramatically from their heights at the peak of the credit crisis. Liquidity is returning and credit is becoming more readily available as the securitization markets unfreeze, although credit growth remains slow. Corporate earnings appear to have reached bottom after a two-year plunge, and positive earnings surprises are increasing. The economic recovery—which began in China and other parts of Asia in the second quarter—appeared to gain speed and traction globally in the third quarter. Industrial production has rebounded sharply around the world. In the US, the Institute for Supply Management (ISM) manufacturing composite index has risen above the 50% threshold—which indicates expansion—for the first time in 18 months. Surging new orders have prompted automakers and other manufacturers to restock depleted inventories to meet pent-up demand.

Massive doses of coordinated monetary and fiscal stimulus from governments and central banks around the

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

world have also provided impetus for the recovery—and just a portion of the nearly $800 billion of fiscal stimulus funds promised by the Obama administration have been disbursed or realized so far. The bulk of the spending is due in 2010.

Major central banks are unlikely to reverse their extraordinary monetary easing as long as inflation pressures remain low. The continuation of extremely accommodative monetary policies has supported the rebound in risk assets: by keeping short-term interest rates low, central banks are essentially raising the opportunity cost of staying in “safe” assets such as cash and short-term government bonds. Despite extremely low yields, significant pools of money remain on the sidelines. Reentry of these funds into the market could extend the current credit rally. In the view of the Fund’s Global Fixed Income Investment Team (the “Team”), opportunities in the credit markets remain compelling and the Team believes that investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital Global Aggregate Bond Index (hedged to the USD) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Bond Index (hedged to the USD) is designed to track the global investment-grade bond market, which includes different types of bonds from around the world. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	21.12%	14.65%

Class B*	20.86%	14.01%

Class C	20.80%	13.95%

Advisor Class**	21.47%	15.10%

Class R**	20.98%	14.38%

Class K**	21.34%	14.88%

Class I**	21.48%	15.00%

Barclays Capital Global Aggregate Bond Index—Hedged to the US Dollar	4.79%	9.64%

*  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Bond Fund Class A shares (from 9/30/99 to 9/30/09) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*
Class A Shares			4.61%
1 Year	14.65%	9.75%
5 Years	7.60%	6.66%
10 Years	8.67%	8.20%

Class B Shares			4.12%
1 Year	14.01%	11.01%
5 Years	6.86%	6.86%
10 Years(a)	8.15%	8.15%

Class C Shares			4.11%
1 Year	13.95%	12.95%
5 Years	6.82%	6.82%
10 Years	7.89%	7.89%

Advisor Class Shares‡			5.12%
1 Year	15.10%	15.10%
Since Inception†	4.91%	4.91%

Class R Shares‡			4.62%
1 Year	14.38%	14.38%
Since Inception†	4.37%	4.37%

Class K Shares‡			4.87%
1 Year	14.88%	14.88%
Since Inception†	4.66%	4.66%

Class I Shares‡			5.22%
1 Year	15.00%	15.00%
Since Inception†	4.92%	4.92%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.88%, 1.86%, 0.88%, 1.48%, 1.09% and 0.77% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns
Class A Shares
1 Year	9.75%
5 Years	6.66%
10 Years	8.20%

Class B Shares
1 Year	11.01%
5 Years	6.86%
10 Years(a)	8.15%

Class C Shares
1 Year	12.95%
5 Years	6.82%
10 Years	7.89%

Advisor Class Shares‡
1 Year	15.10%
Since Inception†	4.91%

Class R Shares‡
1 Year	14.38%
Since Inception†	4.37%

Class K Shares‡
1 Year	14.88%
Since Inception†	4.66%

Class I Shares‡
1 Year	15.00%
Since Inception†	4.92%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2009		Ending Account Value September 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,211.19	$1,020.31	$5.27	$4.81
Class B	$1,000	$1,000	$1,208.60	$1,016.75	$9.19	$8.39
Class C	$1,000	$1,000	$1,208.04	$1,016.80	$9.13	$8.34
Advisor Class	$1,000	$1,000	$1,214.66	$1,021.76	$3.66	$3.35
Class R	$1,000	$1,000	$1,209.80	$1,019.30	$6.37	$5.82
Class K	$1,000	$1,000	$1,213.37	$1,020.51	$5.05	$4.61
Class I	$1,000	$1,000	$1,214.83	$1,022.06	$3.33	$3.04

*	Expenses are equal to the classes’ annualized expense ratios of 0.95%, 1.66%, 1.65%, 0.66%, 1.15%, 0.91% and 0.60%, respectively multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**Assumes	5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $2,190.4

*	All data are as of September 30, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.1% or less in the following countries: Australia, Chile, Hong Kong, India, Indonesia, Italy, Kazakhstan, Luxembourg, Poland, Spain, Switzerland and Turkey.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2009

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 40.5%
Belgium – 2.6%
Belgium Government Bond Series 48 4.00%, 3/28/22	EUR	38,000	$55,952,065

Brazil – 2.5%
Republic of Brazil 12.50%, 1/05/16(a)	BRL	42,572	26,478,938
12.50%, 1/05/22		45,005	27,943,949

			54,422,887

Canada – 3.4%
Canadian Government Bond Series A34 11.25%, 6/01/15	CAD	23,622	31,982,200
Government of Canada 4.00%, 6/01/16		42,580	42,575,625

			74,557,825

France – 5.3%
France Government Bond OAT 3.75%, 4/25/21	EUR	11,055	16,260,971
5.75%, 10/25/32		43,960	79,837,269
Government of France 3.50%, 4/25/15		12,987	19,769,839

			115,868,079

Germany – 4.9%
Bundesrepublik Deutschland Series 09 3.75%, 1/04/19(a)		50,000	76,498,085
Series 97 6.50%, 7/04/27		15,900	30,723,027

			107,221,112

Hungary – 1.2%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	551,100	2,761,588
Series 15/A 8.00%, 2/12/15		335,230	1,846,583
Series 17/B 6.75%, 2/24/17		4,123,920	21,059,703

			25,667,874

Netherlands – 4.4%
Netherlands Government Bond 4.50%, 7/15/17(a)	EUR	35,637	56,597,382
7.50%, 1/15/23		20,000	40,414,215

			97,011,597

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sweden – 2.1%
Sweden Government Bond Series 1041 6.75%, 5/05/14	SEK	270,255	$45,543,299

United Kingdom – 2.8%
United Kingdom Gilt 5.00%, 3/07/18	GBP	34,562	61,819,304

United States – 11.3%
U.S. Treasury Notes 3.625%, 8/15/19(a)	US$	242,000	248,390,252

Total Governments – Treasuries (cost $826,524,094)			886,454,294

CORPORATES – INVESTMENT GRADES – 30.2%
Financial Institutions – 15.5%
Banking – 10.5%
American Express Co. 7.25%, 5/20/14		7,495	8,421,142
Bank of America Corp. Series L 5.65%, 5/01/18		10,790	10,653,938
Barclays Bank PLC 4.875%, 12/15/14(b)	EUR	3,540	3,496,675
5.45%, 9/12/12	US$	1,180	1,268,046
Series 1 5.00%, 9/22/16		10,097	10,225,919
The Bear Stearns Co., Inc. 5.55%, 1/22/17		13,525	13,676,750
7.625%, 12/07/09		3,735	3,779,185
Caisse Nationale des Caisses d’Epargne et de Prevoyance 4.75%, 2/01/16(b)	EUR	1,250	1,024,345
Citigroup, Inc. 4.625%, 8/03/10	US$	3,830	3,911,066
5.50%, 4/11/13		6,884	7,044,576
Deutsche Bank AG 5.96%, 10/12/10	GBP	1,150	1,917,824
The Goldman Sachs Group, Inc. 7.35%, 10/01/09	US$	3,690	3,690,000
7.50%, 2/15/19		4,481	5,124,548
HSBC Holdings PLC 6.50%, 9/15/37		11,272	12,192,032
JPMorgan Chase & Co. 4.625%, 1/31/11	EUR	1,400	2,119,347
JPMorgan Chase Bank NA 4.625%, 5/31/17(b)		950	1,401,720

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	US$	8,340	$8,393,092
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	9,839,578
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	8,670,311
6.05%, 5/16/16		7,398	7,413,750
Mizuho Capital Investment EUR 1 Ltd. 5.02%, 6/30/11(b)	EUR	6,450	7,786,851
Morgan Stanley 3.75%, 3/01/13		4,553	6,600,444
10.09%, 5/03/17(c)	BRL	13,035	6,621,980
National Australia Bank Ltd. Series G 5.50%, 5/20/15	EUR	5,750	9,100,791
National City Bank 5.80%, 6/07/17	US$	4,925	4,917,287
Nationwide Building Society 3.125%, 1/26/10	EUR	2,600	3,807,206
Rabobank Nederland 11.00%, 6/30/19(b)(c)	US$	350	428,750
Resona Bank Ltd. 4.125%, 9/27/12(b)(c)	EUR	3,755	4,780,545
Santander Issuances S.A Unipersonal Series 23 6.50%, 7/27/19(b)		5,150	8,044,347
Societe Generale 6.999%, 12/19/17(b)		3,000	3,907,144
Sovereign Bank 5.125%, 3/15/13	US$	7,781	7,781,000
Sumitomo Mitsui Banking Corp. 4.375%, 10/15/15(b)(c)	EUR	3,149	3,916,876
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	US$	8,481	7,811,120
Union Bank of California 5.95%, 5/11/16		8,694	8,644,914
US Bank NA 6.30%, 2/04/14		4,585	5,132,761
VTB Capital SA 6.875%, 5/29/18(c)		2,936	2,899,300
Wachovia Bank NA 4.875%, 2/01/15		4,080	4,184,501
Wachovia Corp. 5.50%, 5/01/13		2,955	3,161,764
Wells Fargo & Co. 4.20%, 1/15/10		3,845	3,875,337
4.375%, 1/31/13		1,475	1,523,129

			229,189,891

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.1%
General Electric Capital Corp. 5.625%, 5/01/18	US$	9,933	$9,885,342
HSBC Finance Corp. 5.25%, 1/15/14		4,940	5,094,271
SLM Corp. 5.05%, 11/14/14		11,588	8,518,258

			23,497,871

Insurance – 3.7%
Aegon NV 4.75%, 6/01/13		1,460	1,465,332
Aetna, Inc. 6.75%, 12/15/37		9,786	10,327,058
The Allstate Corp. 6.125%, 5/15/37(b)		15,215	12,324,150
American International Group, Inc. 4.25%, 5/15/13(d)		9,460	7,878,184
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	1,950,216
6.125%, 1/15/15		835	805,177
6.30%, 8/15/14		6,765	6,642,635
Genworth Financial, Inc. 4.95%, 10/01/15		7,020	6,019,510
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	4,808,161
Humana, Inc. 7.20%, 6/15/18		8,240	8,339,432
Liberty Mutual Group, Inc. 5.75%, 3/15/14(c)		5,310	4,998,239
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		4,645	4,765,909
Principal Financial Group, Inc. 7.875%, 5/15/14		3,660	4,044,549
Prudential Financial, Inc. 5.15%, 1/15/13		2,580	2,656,112
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,644,574
Wellpoint Inc. 5.875%, 6/15/17		495	522,463
7.00%, 2/15/19		2,129	2,420,156

			81,611,857

Other Finance – 0.1%
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	64,393	2,021,238

REITS – 0.1%
ERP Operating LP 5.25%, 9/15/14	US$	2,115	2,145,663

			338,466,520

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 12.0%
Basic – 2.6%
ArcelorMittal 5.375%, 6/01/13	US$	11,145	$11,394,202
Bayer Capital Corp. BV 4.625%, 9/26/14	EUR	4,439	6,858,303
BHP Billiton Finance USA Ltd. 5.50%, 4/01/14	US$	3,570	3,945,353
The Dow Chemical Co. 7.375%, 11/01/29		1,615	1,679,647
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		3,790	4,031,612
International Paper Co. 7.95%, 6/15/18		2,550	2,764,093
PPG Industries, Inc. 6.65%, 3/15/18		6,957	7,584,967
Rio Tinto Finance USA Ltd. 5.875%, 7/15/13		8,708	9,382,226
Vale Overseas Ltd. 6.875%, 11/21/36		9,554	9,883,909

			57,524,312

Capital Goods – 0.6%
Caterpillar Financial Services Corp. 6.20%, 9/30/13		8,371	9,270,740
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		690	702,344
Tyco International Finance SA 8.50%, 1/15/19		1,875	2,285,511

			12,258,595

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(c)		3,905	4,226,643
5.75%, 10/20/17(c)	GBP	3,977	6,717,681
CBS Corp. 5.625%, 8/15/12	US$	2,225	2,307,694
6.625%, 5/15/11		1,875	1,964,115
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(c)		1,560	1,564,212
Time Warner Cable, Inc. 7.50%, 4/01/14		1,090	1,250,155
8.25%, 2/14/14		6,030	7,026,867
YPG Holdings, Inc. 5.25%, 2/15/16	CAD	7,840	6,705,355

			31,762,722

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.4%
AT&T Corp. 8.00%, 11/15/31(d)	US$	3,822	$4,762,357
AT&T, Inc. 5.60%, 5/15/18		5,475	5,757,401
Embarq Corp. 7.082%, 6/01/16		9,721	10,562,430
Qwest Corp. 7.625%, 6/15/15		3,715	3,761,438
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,565,038
Verizon Communications, Inc. 5.25%, 4/15/13		2,825	3,058,899

			31,467,563

Consumer Cyclical - Automotive – 0.6%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	9,156,705
Volvo Treasury AB 5.95%, 4/01/15(c)(e)	US$	4,891	4,886,451

			14,043,156

Consumer Cyclical - Entertainment – 0.2%
The Walt Disney Co. 5.50%, 3/15/19		4,915	5,336,913

Consumer Cyclical - Retailers – 0.3%
Marks & Spencer PLC 5.625%, 3/24/14	GBP	3,458	5,665,182

Consumer Non-Cyclical – 2.0%
Baxter International, Inc. 5.375%, 6/01/18	US$	7,370	7,987,009
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		3,965	4,199,355
Kraft Foods, Inc. 6.125%, 8/23/18		10,240	10,861,476
McKesson Corp. 5.25%, 3/01/13		7,605	8,039,770
Pfizer, Inc. 5.35%, 3/15/15		4,255	4,711,591
Reynolds American, Inc. 7.625%, 6/01/16		3,370	3,605,978
Whirlpool Corp. 8.60%, 5/01/14		515	576,092
Wyeth 5.50%, 2/01/14		3,805	4,155,467

			44,136,738

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.7%
Apache Corp. 6.90%, 9/15/18	US$	2,950	$3,507,208
Canadian Natural Resources Ltd. 5.15%, 2/01/13		1,245	1,324,120
Valero Energy Corp. 9.375%, 3/15/19		2,385	2,779,178
Weatherford International Ltd. 5.15%, 3/15/13		1,640	1,722,643
6.00%, 3/15/18		6,250	6,475,669

			15,808,818

Other Industrial – 0.1%
Noble Group Ltd. 8.50%, 5/30/13(c)		1,767	1,912,778

Services – 0.5%
The Western Union Co. 5.93%, 10/01/16		9,665	10,473,178

Technology – 1.0%
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(d)		1,975	2,203,744
Motorola, Inc. 6.50%, 9/01/25		12,010	10,149,471
Oracle Corp. 5.75%, 4/15/18		8,987	9,902,236

			22,255,451

Transportation - Airlines – 0.4%
Southwest Airlines Co. Series 07-1 6.15%, 8/01/22		7,816	7,815,524

Transportation - Railroads – 0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,389,051

			261,849,981

Utility – 1.6%
Electric – 0.7%
Allegheny Energy Supply 5.75%, 10/15/19(c)(e)		7,320	7,314,876
Nisource Finance Corp. 6.80%, 1/15/19		7,790	7,975,519

			15,290,395

Natural Gas – 0.5%
Sempra Energy 6.50%, 6/01/16		5,700	6,301,025

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Williams Co., Inc. 7.875%, 9/01/21	US$	2,910	$3,147,634
8.125%, 3/15/12		1,460	1,586,976

			11,035,635

Other Utility – 0.4%
Veolia Environnement 5.25%, 6/03/13		9,375	9,828,234

			36,154,264

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Gaz Capital SA 6.212%, 11/22/16(c)		13,509	12,968,640
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(c)		6,980	6,805,500
7.70%, 8/07/13(c)		5,168	5,458,700

			25,232,840

Total Corporates – Investment Grades (cost $645,770,370)			661,703,605

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.2%
Non-Agency Fixed Rate CMBS – 8.2%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		13,875	11,307,546
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A3 5.251%, 4/15/40+		21,000	21,114,927
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,249,731
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	8,856,499
Series 2007-C3, Class A2 5.912%, 6/15/39+		18,500	18,321,849
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A2 5.117%, 4/10/37+		22,415	22,360,222
Series 2007-GG9, Class A2 5.381%, 7/10/12+		24,920	24,747,785
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38+		20,000	20,138,182

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A2 5.289%, 5/15/45+	US$	18,000	$18,040,732
Series 2007-C1, Class A4 5.716%, 2/15/51		5,614	4,094,136
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	5,010,569
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		5,650	4,730,870
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 11/15/16		10,000	8,952,781
Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,110	6,692,804
Series 2007-IQ15, Class A4 6.076%, 6/11/49		2,624	2,302,971

Total Commercial Mortgage-Backed Securities (cost $189,229,997)			178,921,604

CORPORATES – NON-INVESTMENT GRADES – 7.4%
Industrial – 4.7%
Basic – 1.3%
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(c)		5,485	5,539,850
United States Steel Corp. 6.05%, 6/01/17		8,280	7,733,454
Vedanta Resources PLC 8.75%, 1/15/14(c)		8,139	8,057,610
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	7,391,834

			28,722,748

Capital Goods – 1.1%
Masco Corp. 6.125%, 10/03/16		4,765	4,516,691
Mohawk Industries, Inc. 6.875%, 1/15/16(d)		10,340	10,289,675
Owens Corning, Inc. 6.50%, 12/01/16		9,619	9,385,182

			24,191,548

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Cricket Communications, Inc. 7.75%, 5/15/16(c)	US$	670	$680,050
Vip Finance (Vimpelcom) 8.375%, 4/30/13(c)		5,450	5,681,625

			6,361,675

Consumer Cyclical - Other – 1.1%
Sheraton Holding Corp. 7.375%, 11/15/15		3,830	3,772,550
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		8,000	7,880,000
Wyndham Worldwide Corp. 6.00%, 12/01/16		9,108	8,200,124
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		4,100	3,956,500

			23,809,174

Consumer Cyclical - Retailers – 0.8%
Limited Brands, Inc. 6.90%, 7/15/17		5,968	5,627,543
7.60%, 7/15/37		4,675	3,887,847
Macy’s Retail Holdings, Inc. 5.35%, 3/15/12		8,465	8,239,696

			17,755,086

Consumer Non-Cyclical – 0.0%
HCA, Inc. 8.50%, 4/15/19(c)		365	380,512
Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		2,367	2,142,135

			103,362,878

Financial Institutions – 2.2%
Banking – 1.2%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(b)	EUR	2,200	1,690,169
HBOS Capital Funding LP 4.939%, 5/23/16(b)		3,544	2,800,501
Lloyds Banking Group PLC 6.267%, 11/14/16(b)(c)	US$	8,999	5,129,430
Lloyds TSB Bank PLC 6.35%, 2/25/13(b)	EUR	2,076	2,065,782
13.00%, 1/22/19(b)		2,484	3,834,884
NB Capital Trust IV 8.25%, 4/15/27	US$	4,509	4,396,275
RBS Capital Trust A 6.467%, 6/30/12(b)	EUR	2,770	2,391,553
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)	US$	7,768	4,350,080

			26,658,674

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.5%
CIT Group, Inc. 5.00%, 2/01/15	US$	10,860	$6,955,396
5.125%, 9/30/14		5,665	3,629,095

			10,584,491

Insurance – 0.4%
American International Group, Inc. 6.25%, 3/15/37		9,015	4,462,425
Liberty Mutual Group, Inc. 7.80%, 3/15/37(c)		5,195	3,948,200

			8,410,625

Other Finance – 0.1%
Aiful Corp. 6.00%, 12/12/11(c)		3,728	1,491,200

			47,144,990

Utility – 0.5%
Electric – 0.5%
Edison Mission Energy 7.00%, 5/15/17		4,275	3,569,625
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		8,240	7,972,200

			11,541,825

Total Corporates – Non-Investment Grades (cost $185,497,319)			162,049,693

SUPRANATIONALS – 5.8%
European Investment Bank 1.40%, 6/20/17	JPY	7,902,300	89,395,424
4.875%, 9/07/16	GBP	11,944	20,657,419
Inter-American Development Bank Series RG 9.75%, 5/15/15		7,757	16,297,208

Total Supranationals (cost $113,180,150)			126,350,051

GOVERNMENTS – SOVEREIGN AGENCIES – 3.0%
Japan – 2.1%
Development Bank of Japan 1.75%, 3/17/17	JPY	1,150,000	13,446,282
Japan Finance Org for Municipal Enterprises 2.00%, 5/09/16		2,760,000	32,437,571

			45,883,853

United Kingdom – 0.9%
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15	GBP	11,322	19,512,808

Total Governments – Sovereign Agencies (cost $59,376,377)			65,396,661

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 2.9%
Quasi-Sovereign Bonds – 2.9%
Chile – 0.3%
Codelco, Inc. 6.15%, 10/24/36(c)	US$	6,110	$6,315,779

Kazakhstan – 1.1%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(c)		10,885	11,456,462
9.125%, 7/02/18(c)		11,100	12,043,500

			23,499,962

Russia – 1.5%
GPB Eurobond Finance PLC for Gazprombank 7.25%, 2/22/10	RUB	400,000	12,822,093
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(c)	US$	5,518	5,297,280
7.75%, 5/29/18(c)		15,732	16,243,290

			34,362,663

Total Quasi-Sovereigns (cost $59,655,030)			64,178,404

COVERED BONDS – 2.4%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	16,000	22,820,885
HBOS Treasury Services PLC 4.75%, 6/08/22		16,000	22,833,294
ING Bank NV 3.00%, 9/30/14		5,495	8,018,191

Total Covered Bonds (cost $48,408,490)			53,672,370

BANK LOANS – 2.4%
Industrial – 1.9%
Basic – 0.2%
Georgia-Pacific LLC 3.53%-3.71%, 12/23/14(f)	US$	248	246,381
Hexion Specialty Chemicals, Inc. 2.56%, 5/05/13(f)		181	150,159
2.88%, 5/05/13(f)		832	691,248
Huntsman International LLC 2.00%, 4/21/14(f)		980	901,767
Ineos US Finance LLC 12/16/13(g)		700	586,250
12/16/14(g)		700	588,581

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

John Maneely Co. 3.49%-3.76%, 12/09/13(f)	US$	795	$648,159
Lyondell Chemical Company 3.75%, 12/20/13(f)		239	156,267
4.00%, 12/22/14(f)		145	94,860
7.00%, 12/22/14(f)		629	411,626
Lyondell Chemical Company (New Money Dip) 13.00%, 12/15/09(f)(h)		374	389,192
Lyondell Chemical Company (New Roll-Up Dip) 5.80%-6.56%, 12/15/09(f)		374	363,269

			5,227,759

Capital Goods – 0.2%
Graham Packaging Company, L.P. 2.50%-2.56%, 10/07/11(f)		176	171,791
6.75%, 4/05/14(f)		1,764	1,763,285
Graphic Packaging International, Inc. 3.08%-3.35%, 5/16/14(f)		1,463	1,420,267
Hawker Beechcraft Acquisition 3/26/14(g)		284	216,028
3/26/14(g)		17	12,783
Manitowoc Co., Inc. 7.50%, 11/06/14(f)		521	492,925
TRW Automotive Inc. 6.25%, 2/09/14(f)		719	716,620

			4,793,699

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.75%, 7/03/14(f)		1,716	1,535,548
Charter Communications Operating LLC 4.25%, 3/06/14(f)		1,958	1,843,140
Clear Channel Communications, Inc. 1/29/16(f)(g)		500	375,415
Getty Images, Inc. 6.25%, 7/02/15(f)		527	529,569
Nielsen Finance LLC 2.25%, 8/09/13(f)		439	412,636
Univision Communications, Inc. 2.53%, 9/29/14(g)		1,750	1,474,777
Wide Open West Finance LLC 2.75%-4.75%, 6/30/14(f)		995	924,853

			7,095,938

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.49%-2.76%, 3/13/14(f)		1,462	1,292,146

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 3.25%-3.51%, 12/15/13(f)	US$	1,463	$1,297,360
Lear Corp. 7.86%, 4/25/12(f)(i)		606	543,898

			1,841,258

Consumer Cyclical - Entertainment – 0.0%
Metro-Goldwyn-Mayer Inc. 8.61%, 4/09/12(f)(i)		1,477	834,942

Consumer Cyclical - Other – 0.2%
Hanesbrands, Inc. 5.25%, 9/05/13(f)		1,020	1,020,462
Harrah’s Operating Co., Inc. 3.28%-3.50%, 1/28/15(f)		399	322,081
3.50%, 1/28/15(f)		1,204	977,146
Las Vegas Sands LLC 2.04%, 5/23/14(f)		1,364	1,138,926

			3,458,615

Consumer Cyclical - Retailers – 0.1%
Neiman Marcus Group, Inc. 2.25%-2.32%, 4/06/13(f)		1,236	1,069,539

Consumer Non-Cyclical – 0.2%
Amscan Holdings, Inc. 2.53%-3.38%, 5/27/13(f)		1,477	1,322,159
CHS/Community Health Systems, Inc. 2.50%-2.62%, 7/25/14(f)		614	576,514
HCA, Inc. 2.53%, 11/18/13(f)		1,095	1,032,876
Health Management Associates, Inc. 2.03%, 2/28/14(f)		1,392	1,304,235
Wrigley Jr Company 6.50%, 9/30/14(f)		866	880,327

			5,116,111

Energy – 0.1%
Ashmore Energy International 3.25%, 3/30/12(f)		287	258,564
3.28%, 3/30/14(f)		2,061	1,856,172

			2,114,736

Other Industrial – 0.0%
Swift Transportation Co., Inc. 5/12/14(g)		345	317,348

Services – 0.2%
Sabre, Inc. 2.50%-2.74%, 9/30/14(f)		1,425	1,252,076
ServiceMaster Co. 2.75%, 7/24/14(f)		1,396	1,244,009
West Corp. 2.62%, 10/24/13(f)		1,477	1,393,157

			3,889,242

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Avaya Inc. 10/24/14(g)	US$	499	$400,636
Dealer Computer Services, Inc. 2.25%, 10/26/12(f)		1,858	1,626,967
Dresser, Inc. 2.68%, 5/04/14(f)		977	913,030
First Data Corp. 3.03%-3.04%, 9/24/14(f)		724	622,649
Freescale Semiconductor, Inc. 2.01%, 11/29/13(f)		786	626,578
Sungard Data Systems, Inc. 2.00%, 2/28/14(f)		42	39,065
3.95%-4.09%, 2/28/16(f)		679	661,236

			4,890,161

Transportation - Airlines – 0.0%
Delta Airlines 3.50%, 4/30/14(f)		996	830,290

			42,771,784

Utility – 0.3%
Electric – 0.3%
Calpine Corp. 3.17%, 3/29/14(f)		1,477	1,351,861
FirstLight Power Resources, Inc. 2.81%, 11/01/13(f)		959	891,450
4.81%, 5/01/14(f)		1,750	1,487,500
Texas Competitive Electric Holdings Company LLC 3.75%-3.78%, 10/10/14(f)		2,459	1,955,210

			5,686,021

Financial Institutions – 0.2%
Finance – 0.1%
CIT Group, Inc. 13.00%, 1/20/12(f)		2,247	2,312,815

Insurance – 0.1%
Asurion Corp. 3.25%-3.26%, 7/03/14(f)		1,100	1,045,462

			3,358,277

Total Bank Loans (cost $52,020,395)			51,816,082

EMERGING MARKETS – TREASURIES – 2.0%
Colombia – 0.9%
Republic of Colombia 9.85%, 6/28/27	COP	4,290,000	2,369,152
12.00%, 10/22/15		27,389,000	16,818,660

			19,187,812

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 1.1%
Turkey Government Bond 16.00%, 3/07/12	TRY	31,605	$24,353,344

Total Emerging Markets – Treasuries (cost $34,381,947)			43,541,156

GOVERNMENTS – SOVEREIGN BONDS – 1.4%
Poland – 0.9%
Poland Government International Bond 6.375%, 7/15/19	US$	18,600	20,805,960

Russia – 0.5%
Russian Federation 7.50%, 3/31/30(a)(c)(d)		9,682	10,433,033

Total Governments – Sovereign Bonds (cost $29,025,481)			31,238,993

ASSET-BACKED SECURITIES – 1.0%
Credit Cards - Floating Rate – 1.0%
Citibank Omni Master Trust Series 2009-A14, Class A14 3.004%, 8/15/18(c)(f)+ (cost $23,000,000)		23,000	23,212,074

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.2%
Evraz Group SA 8.875%, 4/24/13(c)		3,468	3,350,781

Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19(c)		2,962	3,223,604

Total Emerging Markets – Corporate Bonds (cost $6,419,534)			6,574,385

EMERGING MARKETS - SOVEREIGNS – 0.3%
Indonesia – 0.3%
Republic of Indonesia 7.75%, 1/17/38(c) (cost $5,340,967)		5,568	6,180,480

CMOS – 0.2%
Non-Agency ARMS – 0.2%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.159%, 12/25/35(b) (cost $4,414,552)		4,747	4,415,160

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital 9.75%, 7/26/28(c) (cost $2,412,789)	COP	5,550,000	$2,629,128

		Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(b) (cost $2,673,750)		106,950	172,189

Total Investments – 108.1% (cost $2,287,331,242)			2,368,506,329
Other assets less liabilities – (8.1)%			(178,136,523)

Net Assets – 100.0%			$2,190,369,806

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Japan 10 Yr Bond Future	77	December 2009	$118,915,623	$119,525,205	$(609,582)
US Treasury Bond Future	1,892	December 2009	225,572,240	229,641,500	(4,069,260)

					$(4,678,842)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 10/13/09	63,309	$53,048,323	$55,802,337	$2,754,014
Euro settling 10/01/09	122,166	177,666,171	178,771,774	1,105,603
Euro settling 11/16/09	1,984	2,903,357	2,902,985	(372)
Euro settling 11/16/09	1,112	1,627,234	1,627,582	348
Euro settling 11/16/09	3,494	5,172,619	5,112,309	(60,310)
Japanese Yen settling 11/05/09	5,831,106	63,923,545	64,974,387	1,050,842
Korean Won settling 10/19/09**	23,575,876	19,272,359	20,004,758	732,399
Norwegian Kroner settling 10/15/09	361,773	59,694,562	62,608,485	2,913,923

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2009	Unrealized Appreciation/ (Depreciation)
Poland Zloty settling 11/25/09	60,306	$21,463,580	$20,925,150	$(538,430)
Russian Ruble settling 11/12/09	133,578	4,051,057	4,406,851	355,794
Swiss Franc settling 10/01/09	66,763	64,318,892	64,424,404	105,512

Sale Contracts:
British Pound settling 11/09/09	47,379	78,162,888	75,707,141	2,455,747
British Pound settling 11/09/09	36,017	58,911,516	57,551,379	1,360,137
Canadian Dollar settling 10/28/09	52,229	47,394,468	48,784,507	(1,390,039)
Canadian Dollar settling 10/28/09	35,075	32,417,372	32,762,250	(344,878)
Colombian Peso settling 10/22/09	6,330,121	3,055,815	3,291,372	(235,557)
Colombian Peso settling 10/22/09	9,396,288	4,615,072	4,885,638	(270,566)
Colombian Peso settling 10/22/09	7,619,637	3,879,159	3,961,862	(82,703)
Euro settling 10/01/09	107,986	154,092,904	158,020,884	(3,927,980)
Euro settling 10/01/09	3,041	4,262,558	4,449,686	(187,128)
Euro settling 10/01/09	2,022	2,883,464	2,958,905	(75,441)
Euro settling 10/01/09	9,118	12,829,595	13,342,298	(512,703)
Euro settling 11/16/09	82,521	119,735,388	120,753,077	(1,017,689)
Euro settling 11/16/09	4,429	6,475,501	6,480,738	(5,237)
Euro settling 11/16/09	5,473	8,021,515	8,008,121	13,394
Euro settling 11/16/09	22,166	32,235,284	32,435,721	(200,437)
Euro settling 11/25/09	14,509	21,463,580	21,230,195	233,385
Euro settling 12/16/09	111,193	164,021,833	162,700,358	1,321,475
Euro settling 12/16/09	2,524	3,686,014	3,692,885	(6,871)
Euro settling 1/13/10	100,000	145,413,500	146,310,506	(897,006)
Hungary Forints settling 11/17/09	2,389,834	12,644,627	12,876,551	(231,924)
Japanese Yen settling 10/19/09**	1,743,069	19,272,359	19,420,232	(147,873)
Japanese Yen settling 11/05/09	6,473,039	69,591,348	72,127,273	(2,535,925)
Japanese Yen settling 11/05/09	6,213,125	69,513,592	69,231,119	282,473
Japanese Yen settling 11/19/09	5,330,260	58,692,312	59,398,618	(706,306)
Russian Ruble settling 11/12/09	162,059	4,987,966	5,346,483	(358,517)
Swedish Krona settling 12/02/09	322,012	46,126,931	46,209,693	(82,762)
Swiss Franc settling 10/01/09	30,620	28,556,484	29,547,680	(991,196)
Swiss Franc settling 10/01/09	30,620	28,529,612	29,547,681	(1,018,069)
Swiss Franc settling 10/01/09	5,522	5,130,897	5,329,043	(198,146)
Swiss Franc settling 12/04/09	66,763	64,348,959	64,453,325	(104,366)

**	Represents a purchase of Korean Won and a sale of Japanese Yen.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at September 30, 2009
Barclays Capital	101,125	USD	0.08%	10/01/09	$101,125,225
Barclays Capital	10,197	USD	0.45	10/01/09	10,204,520
Barclays Capital	49,470	EUR	0.35	12/31/09	72,430,686

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at September 30, 2009
Barclays Capital	11,021	USD	0.45%		12/31/09	$11,021,276
Deutsche Bank	90,900	USD	0.10		10/01/09	90,900,253
ING Financial Markets	51,563	USD	0.10		10/01/09	51,562,643
Newedge Group	24,766	USD	(0.10	)*	12/31/09	24,764,115
Newedge Group	14,727	EUR	0.38		12/31/09	21,555,159

						$383,563,877

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $377,562,620.

(b)	Variable rate coupon, rate shown as of September 30, 2009.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the aggregate market value of these securities amounted to $212,263,312 or 9.7% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2009.

(e)	When-Issued or delayed delivery security.

(f)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(g)	This position or a portion of this position represents an unsettled loan purchase. At September 30, 2009, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $2,800,424 and $80,527, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(h)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $129,691 and $4,907, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(i)	Security is in default and is non-income producing.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $141,704,136.

*	Interest payment due from counterparty.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro Dollar

GBP – Great British Pound

HUF – Hungarian Forint

JPY – Japanese Yen

RUB – Russian Rouble

SEK – Swedish Krona

TRY – New Turkish Lira

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

Glossary:

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2009

Assets
Investments in securities, at value (cost $2,287,331,242)	$2,368,506,329
Cash	259,761,524 (a)
Foreign currencies, at value (cost $28,450,736)	28,894,555
Interest receivable	38,689,749
Receivable for capital stock sold	15,780,687
Unrealized appreciation of forward currency exchange contracts	14,685,046
Receivable for investment securities sold and foreign currency contracts	14,402,515
Receivable for variation margin on futures contracts	402,618

Total assets	2,741,123,023

Liabilities
Payable for reverse repurchase agreements	383,563,877
TALF loan payable	120,728,731
Payable for investment securities purchased and foreign currency contracts	18,545,586
Unrealized depreciation of forward currency exchange contracts	16,128,431
Payable for capital stock redeemed	5,708,846
Dividends payable	2,843,853
Due to broker	1,019,955
Advisory fee payable	963,211
Distribution fee payable	832,064
Transfer Agent fee payable	85,138
Administrative fee payable	26,995
Accrued expenses and other liabilities	306,530

Total liabilities	550,753,217

Net Assets	$2,190,369,806

Composition of Net Assets
Capital stock, at par	$278,010
Additional paid-in capital	2,278,591,173
Distributions in excess of net investment income	(92,332,563)
Accumulated net realized loss on investment and foreign currency transactions	(70,180,881)
Net unrealized appreciation of investment and foreign currency denominated assets and liabilities	74,014,067

$2,190,369,806

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,367,036,149	173,635,813	$7.87	*

B	$98,924,703	12,561,444	$7.88

C	$526,962,556	66,718,615	$7.90

Advisor	$191,855,157	24,383,656	$7.87

R	$2,302,527	292,513	$7.87

K	$391,549	49,781	$7.87

I	$2,897,165	368,166	$7.87

*	The maximum offering price per share for Class A shares was $8.22 which reflects a sales charge of 4.25%.

(a)	An amount of $6,690,831 has been segregated to collaterize margin requirements for open futures contracts outstanding at September 30, 2009.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

Investment Income
Interest (net of foreign taxes withheld of $46,400)		$123,679,848

Expenses
Advisory fee (see Note B)	$9,417,000
Distribution fee—Class A	3,697,055
Distribution fee—Class B	1,071,118
Distribution fee—Class C	4,469,201
Distribution fee—Class R	3,349
Distribution fee—Class K	358
Transfer agency—Class A	1,340,047
Transfer agency—Class B	151,862
Transfer agency—Class C	519,820
Transfer agency—Advisor Class	99,591
Transfer agency—Class R	1,619
Transfer agency—Class K	215
Transfer agency—Class I	168
Custodian	404,172
Printing	237,770
Registration	118,957
Administrative	108,358
Audit	79,206
Directors’ fees	47,929
Legal	34,222
Miscellaneous	83,177

Total expenses before interest and borrowing fee	21,885,194
Interest expense	304,788
TALF administrative fee	220,905

Total expenses	22,410,887
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,340,223)
Less: expense offset arrangement (see Note B)	(3,884)

Net expenses		21,066,780

Net investment income		102,613,068

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(24,823,450)
Futures contracts		(54,026,188)
Foreign currency transactions		(33,726,775)
Net change in unrealized appreciation/ depreciation of:
Investments		290,990,981
Futures contracts		(837,620)
Foreign currency denominated assets and liabilities		(30,961,234)

Net gain on investment and foreign currency transactions		146,615,714

Net Increase in Net Assets from Operations		$249,228,782

See notes to financial statements.

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$102,613,068	$100,215,551
Net realized gain (loss) on investment and foreign currency transactions	(112,576,413)	66,554,900
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	259,192,127	(272,809,800)

Net increase (decrease) in net assets from operations	249,228,782	(106,039,349)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(69,757,233)	(69,217,164)
Class B	(5,320,462)	(6,716,788)
Class C	(22,054,374)	(18,662,192)
Advisor Class	(5,611,379)	(1,409,612)
Class R	(35,701)	(1,815)
Class K	(8,044)	(804)
Class I	(41,058)	(4,344)
Net realized gain on foreign currency transactions
Class A	(20,648,839)	– 0	–
Class B	(1,961,929)	– 0	–
Class C	(7,282,927)	– 0	–
Advisor Class	(1,201,784)	– 0	–
Class R	(1,634)	– 0	–
Class K	(998)	– 0	–
Class I	(1,263)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(70,447,993)	796,947,653
Capital Contributions
Proceeds from third party contributions (see Note E)	– 0	–	528,520

Total increase	44,853,164	595,424,105
Net Assets
Beginning of period	2,145,516,642	1,550,092,537

End of period (including distributions in excess of net investment income of $(92,332,563) and $(8,237,096), respectively)	$2,190,369,806	$2,145,516,642

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indication, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). As of September 30, 2009, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2009:

Investments in Securities	Level 1			Level 2	Level 3	Total
Governments—Treasuries	$	– 0	–	$832,031,407	$54,422,887	$886,454,294
Corporates—Investment Grades		– 0	–	610,080,257	51,623,348	661,703,605
Commercial Mortgage-Backed Securities		– 0	–	172,228,800	6,692,804	178,921,604

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates—Non-Investment Grades	$	– 0	–	$142,390,095		$19,659,598		$162,049,693
Supranationals		– 0	–	126,350,051		– 0	–	126,350,051
Governments—Sovereign Agencies		– 0	–	51,950,379		13,446,282		65,396,661
Quasi—Sovereigns		– 0	–	18,359,279		45,819,125		64,178,404
Covered Bonds		– 0	–	45,654,179		8,018,191		53,672,370
Bank Loans		– 0	–	– 0	–	51,816,082		51,816,082
Emerging Markets—Treasuries		– 0	–	– 0	–	43,541,156		43,541,156
Governments—Sovereign Bonds		– 0	–	10,433,033		20,805,960		31,238,993
Asset-Backed Securities		– 0	–	23,212,074		– 0	–	23,212,074
Emerging Markets—Corporate Bonds		– 0	–	3,223,604		3,350,781		6,574,385
Emerging Markets—Sovereigns		– 0	–	– 0	–	6,180,480		6,180,480
CMOs		– 0	–	– 0	–	4,415,160		4,415,160
Local Governments- Regional Bonds		– 0	–	– 0	–	2,629,128		2,629,128
Preferred Stocks		– 0	–	172,189		– 0	–	172,189

Total Investments in Securities		– 0	–	2,036,085,347		332,420,982		2,368,506,329

Other Financial Instruments*		(4,678,842)		(1,443,385)		– 0	–	(6,122,227)
TALF Loans		– 0	–	– 0	–	(120,728,731)		(120,728,731)

Total		$(4,678,842)		$2,034,641,962		$211,692,251		$2,241,655,371

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Governments - Treasuries		Corporates - Investment Grades	Commercial Mortgage - Backed Securities			Corporates - Non- Investment Grades
Balance as of 9/30/08	$73,956,960		$14,751,452	$	– 0	–	$	– 0	–
Accrued discounts /premiums	(105,186)		401,989		– 0	–		7,821,270
Realized gain (loss)	3,313,648		(301,951)		– 0	–		151,763
Change in unrealized appreciation/ depreciation	6,791,782		5,421,480		– 0	–		27,195
Net purchases (sales)	(29,534,317)		10,023,738		– 0	–		(7,619,715)
Net transfers in and/or out of Level 3	– 0	–	21,326,640		6,692,804			19,279,085

Balance as of 9/30/09	$54,422,887		$51,623,348		$6,692,804			$19,659,598

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/09	$7,000,271		$5,986,300		$(1,460,893)			$223,538

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

	Supranationals			Governments - Sovereign Agencies		Quasi - Sovereigns			Covered Bonds
Balance as of 9/30/08		$18,673,236		$38,184,147		$	– 0	–	$	– 0	–
Accrued discounts/premiums		290,013		(102,369)			(54,894)			17
Realized gain (loss)		2,140,301		3,645,527			1,951,573			– 0	–
Change in unrealized appreciation/ depreciation		15,665,412		3,586,161			2,154,526			(55,058)
Net purchases (sales)		52,626,462		(31,867,184)			1,246,075			8,073,232
Net transfers in and/or out of Level 3		(89,395,424)		– 0	–		40,521,845			– 0	–

Balance as of 9/30/09	$	– 0	–	$13,446,282			$45,819,125			$8,018,191

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/09	$	– 0	–	$3,157,708			$2,148,859			$(55,058)

	Bank Loans			Emerging Markets – Treasuries		Governments – Sovereign Bonds			Emerging Markets – Corporate Bonds
Balance as of 9/30/08		$84,051,923		$37,372,183		$	– 0	–	$	– 0	–
Accrued discounts /premiums		2,080,162		549,388			(896)			– 0	–
Realized gain (loss)		(8,821,342)		(1,977,719)			– 0	–		– 0	–
Change in unrealized appreciation/ depreciation		7,701,066		10,092,362			2,149,220			– 0	–
Net purchases (sales)		(33,195,727)		(2,495,058)			18,657,636			– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–		– 0	–		3,350,781

Balance as of 9/30/09		$51,816,082		$43,541,156			$20,805,960			$3,350,781

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/09		$5,177,632		$11,685,203			$2,149,220			$(117,218)

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Emerging Markets – Sovereigns	CMOs		Local Governments – Regional Bonds		TALF Loans
Balance as of 9/30/08	$14,741,040	$6,449,479		$2,084,055		$	– 0	–
Accrued discounts/premiums	47,188	(2,091)		1,319			– 0	–
Realized gain (loss)	(8,267,042)	153,019		– 0	–		– 0	–
Change in unrealized appreciation/ depreciation	3,945,570	(28,621)		543,754			– 0	–
Net purchases (sales)	(10,466,756)	(2,156,626)		– 0	–		(120,728,731)
Net transfers in and/or out of Level 3	6,180,480	– 0	–	– 0	–		– 0	–

Balance as of 9/30/09	$6,180,480	$4,415,160		$2,629,128			$ (120,728,731)

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/09	$839,513	$(28,621)		$543,754		$	– 0	–

Total
Balance as of 9/30/08	$290,264,475
Accrued discounts /premiums	10,925,910
Realized gain (loss)	(8,012,223)
Change in unrealized appreciation/ depreciation	57,994,849
Net purchases (sales)	(147,436,971)
Net transfers in and/or out of Level 3	7,956,211

Balance as of 9/30/09	$211,692,251

Net change in unrealized appreciation/ depreciation from Investments held as of 9/30/09	$37,250,208 **

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily adjusted net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007, the Fund’s Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended September 30, 2009, such reimbursement amounted to $1,340,118.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2009, such fees amounted to $108,358.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $996,180 the year ended September 30, 2009.

For the year ended September 30, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $3,884 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $120,043 from the sales of Class A shares and received $17,641, $196,422 and

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

$239,526 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the year ended September 30, 2009, with respect to Class K shares, payments to the Distributor were voluntarily limited to .18% of the average daily net assets attributable to Class K shares. Such waiver amounted to $105. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $27,033,721, $11,367,722, $7,338 and $0 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2009, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$937,614,298	$902,819,155
U.S. government securities	1,091,678,730	1,002,753,549

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Cost	$2,287,331,242
Gross unrealized appreciation	$143,263,807
Gross unrealized depreciation	(62,088,720)

Net unrealized appreciation	$81,175,087

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

purchase or sell futures contracts for foreign currencies or options thereon for non hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2009, the Fund had no transactions in written options.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

At September 30, 2009 the Fund had entered into the following derivatives (not designated as hedging instruments under “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts*	Receivable for variation margin on futures contracts	$402,618	Payable for variation margin on futures contracts	$	– 0	–

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	14,685,046	Unrealized depreciation of forward currency exchange contracts		16,128,431

Total		$15,087,664			$16,128,431

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/ depreciation of futures contracts	$(54,026,188)	$(837,620)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	(29,640,206)	(32,858,711)

Total		$(83,666,394)	$(33,696,331)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

For the year ended September 30, 2009, the average monthly principal amount of forward currency exchange contracts was $1,170,066,267 and average monthly notional amount of futures contracts was 50,679,917.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended September 30, 2009, the average amount of reverse repurchase agreements outstanding was $49,244,512 and the daily weighted average interest rate was (0.14)%. During the period, the Fund received net interest payment from counterparties.

4. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in the recovery of securities

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

posted as collateral or possible loss of rights in the collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, a Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

For the year ended September 30, 2009, the average amount of TALF loans outstanding was $10,455,491 and the weighted average interest rate was 2.88%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008(a)	Year Ended September 30, 2009	Year Ended September 30, 2008(a)

Class A
Shares sold	47,262,343	99,009,613	$336,765,096	$797,378,695

Shares issued in reinvestment of distributions	8,446,536	5,487,053	58,554,759	43,811,532

Shares converted from Class B	3,663,573	6,053,179	25,863,069	48,716,054

Shares redeemed	(78,740,627)	(50,382,355)	(551,436,832)	(399,831,747)

Net increase (decrease)	(19,368,175)	60,167,490	$(130,253,908)	$490,074,534

Class B
Shares sold	1,630,212	7,543,429	$11,367,554	$60,681,259

Shares issued in reinvestment of distributions	698,579	528,900	4,823,977	4,232,726

Shares converted to Class A	(3,662,359)	(6,050,898)	(25,863,069)	(48,716,054)

Shares redeemed	(4,770,457)	(4,564,286)	(33,006,913)	(36,483,560)

Net decrease	(6,104,025)	(2,542,855)	$(42,678,451)	$(20,285,629)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008(a)	Year Ended September 30, 2009	Year Ended September 30, 2008(a)

Class C
Shares sold	16,590,040	36,778,333	$120,015,282	$297,183,045

Shares issued in reinvestment of distributions	3,103,885	1,645,365	21,596,328	13,165,884

Shares redeemed	(19,444,763)	(9,972,918)	(135,913,096)	(79,350,591)

Net increase	249,162	28,450,780	$5,698,514	$230,998,338

Advisor Class
Shares sold	20,127,277	12,484,852	$146,725,557	$99,055,055

Shares issued in reinvestment of distributions	645,401	152,620	4,547,837	1,206,365

Shares redeemed	(8,464,631)	(561,863)	(59,456,503)	(4,371,383)

Net increase	12,308,047	12,075,609	$91,816,891	$95,890,037

Class R
Shares sold	300,387	23,157	$2,196,424	$182,019

Shares issued in reinvestment of distributions	4,603	171	33,879	1,343

Shares redeemed	(28,995)	(6,810)	(214,353)	(53,478)

Net increase	275,995	16,518	$2,015,950	$129,884

Class K
Shares sold	41,190	8,455	$301,372	$66,854

Shares issued in reinvestment of distributions	1,097	49	7,943	379

Shares redeemed	(445)	(565)	(3,209)	(4,430)

Net increase	41,842	7,939	$306,106	$62,803

Class I
Shares sold	361,705	26,630	$2,661,105	$215,297

Shares issued in reinvestment of distributions	4,915	354	37,518	2,824

Shares redeemed	(7,551)	(17,887)	(51,718)	(140,435)

Net increase	359,069	9,097	$2,646,905	$77,686

(a)	Commencement of distribution for Advisor Class, Class R, Class K and Class I was November 5, 2007.

For the year ended September 30, 2008, a third party vendor reimbursed the Fund $528,520 for losses incurred due to a trade error.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2009 and September 30, 2008 were as follows.

	2009	2008
Distributions paid from:
Ordinary income	$133,927,625	$96,012,719

Total taxable distributions	133,927,625	96,012,719

Total distributions paid	$133,927,625	$96,012,719

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(165,182,236	)(a)
Unrealized appreciation/(depreciation)	79,526,712	(b)

Total accumulated earnings/(deficit)	$(85,655,524	)(c)

(a)

On September 30, 2009, the Fund had a net capital loss carryforward of $37,656,990 of which $12,599,593 expires in the year 2010 and $25,057,397 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund had capital loss carryforwards of $42,380,088 expire. As of September 30, 2009, the Fund had deferred tax straddle losses of $33,484,585. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2009, the Fund defers to October 1, 2009, post-October ordinary losses of $57,447,510 and post-October capital losses of $36,593,151.

(b)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and a capital loss carryforward expiration, resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.39	$ 8.07	$ 7.54	$ 7.69	$ 7.35

Income From Investment Operations
Net investment income(a)	.40	.42	.40	.44	.50
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.60	(.70)	.52	(.15)	.34

Net increase (decrease) in net asset value from operations	1.00	(.28)	.92	.29	.84

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.40)	(.39)	(.44)	(.50)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.52)	(.40)	(.39)	(.44)	(.50)

Net asset value, end of period	$ 7.87	$ 7.39	$ 8.07	$ 7.54	$ 7.69

Total Return
Total investment return based on net asset value(b)	14.65%	(3.75)%	12.47%	3.90%	11.83%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$1,367,036	$1,425,649	$1,071,398	$935,901	$957,697
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.93%	1.04	%*	1.80%	1.04	%(c)	1.05%
Expenses, net of waivers/ reimbursements excluding interest expense and TALF administration fee	.90%	.90%	1.80%	1.04	%(c)	1.05%
Expenses, before waivers/ reimbursements	1.00%	1.15%	1.80%	1.04	%(c)	1.05%
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	.97%	1.01%	1.05%	1.04	%(c)	1.05%
Net investment income	5.65%	5.19%	5.09%	5.81	%(c)	6.78%
Portfolio turnover rate	91%	140%	170%	104%	66%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.39	$ 8.07	$ 7.54	$ 7.68	$ 7.35

Income From Investment Operations
Net investment income(a)	.35	.36	.34	.38	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.70)	.52	(.14)	.33

Net increase (decrease) in net asset value from operations	.96	(.34)	.86	.24	.77

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.34)	(.33)	(.38)	(.44)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.34)	(.33)	(.38)	(.44)

Net asset value, end of period	$ 7.88	$ 7.39	$ 8.07	$ 7.54	$ 7.68

Total Return
Total investment return based on net asset value(b)	14.01%	(4.44)%	11.65%	3.28%	11.04%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$98,925	$137,926	$171,078	$277,450	$373,923
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.63%	1.75	%*	2.53%	1.76	%(c)	1.77%
Expenses, net of waivers/ reimbursements excluding interest expense and TALF administration fee	1.60%	1.60%	2.53%	1.76	%(c)	1.77%
Expenses, before waivers/ reimbursements	1.73%	1.88%	2.53%	1.76	%(c)	1.77%
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	1.71%	1.73%	1.77%	1.76	%(c)	1.77%
Net investment income	4.95%	4.52%	4.36%	5.10	%(c)	5.82%
Portfolio turnover rate	91%	140%	170%	104%	66%

See footnote summary on page 61.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.41	$ 8.09	$ 7.56	$ 7.71	$ 7.38

Income From Investment Operations
Net investment income(a)	.35	.36	.34	.38	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.70)	.52	(.15)	.34

Net increase (decrease) in net asset value from operations	.96	(.34)	.86	.23	.78

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.34)	(.33)	(.38)	(.45)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.34)	(.33)	(.38)	(.45)

Net asset value, end of period	$ 7.90	$ 7.41	$ 8.09	$ 7.56	$ 7.71

Total Return
Total investment return based on net asset value(b)	13.95%	(4.42)%	11.65%	3.15%	10.87%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$526,963	$492,541	$307,616	$256,047	$251,752
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.63%	1.75	%*	2.50%	1.74	%(c)	1.76%
Expenses, net of waivers/ reimbursements excluding interest expense and TALF administration fee	1.60%	1.60%	2.50%	1.74	%(c)	1.76%
Expenses, before waivers/ reimbursements	1.70%	1.86%	2.50%	1.74	%(c)	1.76%
Expenses, before waivers/ reimbursements excluding interest expense and TALF administration fee	1.67%	1.71%	1.75%	1.74	%(c)	1.76%
Net investment income	4.92%	4.46%	4.37%	5.07	%(c)	5.88%
Portfolio turnover rate	91%	140%	170%	104%	66%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.62	(.78)

Net increase (decrease) in net asset value from operations	1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.39)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.54)	(.39)

Net asset value, end of period	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	15.10%	(4.83)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.64%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.69%	.88	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.65%	.74	%(e)
Net investment income	5.88%	5.37	%(e)
Portfolio turnover rate	91%	140%

See footnote summary on page 61.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.75)

Net increase (decrease) in net asset value from operations	.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.35)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.50)	(.35)

Net asset value, end of period	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	14.38%	(5.15)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.24	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.31%	1.48	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.27%	1.34	%(e)
Net investment income	5.35%	4.92	%(e)
Portfolio turnover rate	91%	140%

See footnote summary on page 61.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.61	(.75)

Net increase (decrease) in net asset value from operations	1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.37)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.52)	(.37)

Net asset value, end of period	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	14.88%	(5.07)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.99	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.85%	.85	%(e)
Expenses, before waivers/reimbursements	.98%	1.09	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.93%	.95	%(e)
Net investment income	5.63%	5.06	%(e)
Portfolio turnover rate	91%	140%

See footnote summary on page 61.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30, 2009	November 5, 2007(d) to September 30, 2008

Net asset value, beginning of period	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	(.83)

Net increase (decrease) in net asset value from operations	1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.39)
Distributions from net realized gains on foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.54)	(.39)

Net asset value, end of period	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	15.00%	(4.72)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.54%	.60	%(e)
Expenses, before waivers/reimbursements	.60%	.77	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.54%	.63	%(e)
Net investment income	5.88%	5.45	%(e)
Portfolio turnover rate	91%	140%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Commencement of distribution.

(e)	Annualized.

*	Revised to include interest expense.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Bond Fund, Inc. (formerly AllianceBernstein Global Government Income Trust, Inc.) (the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Bond Fund, Inc. at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2009

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2) , Vice President

Scott A. DiMaggio(2), Vice President

Fernando Grisales(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 77 (1992)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductor) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith, 49	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of Adviser institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in Adviser institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Paul J. DeNoon, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Scott DiMaggio, 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Fernando Grisales, 30	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

Michael L. Mon, 40	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

Douglas J. Peebles, 44	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Matthew S. Sheridan, 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2004.

Stephen Woetzel, 37	Controller	Vice President of ABIS,** with which he has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2008, the Fund was named AllianceBernstein Global Government Income Trust, Inc.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,143.1	Global Bond Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,250 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Global Bond Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	1.02% 1.29% 2.01% 1.99% 1.49% 1.20% 0.94%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

6	Includes interest expense of 0.27% for Classes A, B and C, and 0.30% for Adviser Class and Classes R, K and I, respectively. Excluding interest expense, the expense ratios would be 0.72%, 1.02%, 1.74%, 1.72%, 1.19%, 0.90% and 0.64% for Classes Advisor, A, B, C, R, K and I, respectively.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,143.1	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.253%	0.500%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that hve a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee[9]
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2	0.54%
	Global Bond Fund 3	0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2008 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Global Bond Fund, Inc.	Client #1	0.15% (of net assets)	0.150%	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was ¥106.04 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $282.9 million; ¥20 billion would be equivalent to approximately $188.6 million; and ¥450 billion would be equivalent to approximately $4.243 billion.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee(%)[12]	Lipper Exp. Group Median(%)	Rank
Global Bond Fund, Inc.	0.500	0.573	1/6

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

have the same investment classification/objective and load type as the subject Fund. Pro-forma total expense ratio information (shown in bold and italicized) is included:

Fund	Expense Ratio(%)[14]	Lipper Exp. Group Median(%)	Lipper Group Rank	Lipper Exp. Universe Median(%)	Lipper Universe Rank
Global Bond Fund	1.041	1.038	4/6	1.176	6/21
Pro-forma[15]	0.900	1.038	1/6	1.176	1/21

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a pro-forma total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

14	Most recently completed fiscal year Class A share total expense ratio.

15	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s expense limitation undertaking been in effect for the full fiscal year.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16 During the Fund’s most recently completed fiscal year, ABI received from the Fund $84,878, $7,886,088 and $177,642 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $838,086 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $91,638 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2008.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.10	7.62	7.83	5/6	17/24
3 year	6.95	6.17	4.95	2/6	2/22
5 year	8.08	7.13	5.83	2/6	3/20
10 year	8.66	6.74	5.16	1/4	1/14

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmarks. 25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Fund, Inc.	5.10	6.95	8.08	8.66	8.72	8.12	0.63	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.68	3.66	4.16	5.30	6.59	2.75	0.67	10
Lehman Brothers Global Treasury Index[27] (USD hedged)	5.37	3.92	4.21	5.28	6.69	NA	NA
Inception Date: March 27, 1992

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. Benchmark inception is from the nearest month end after Fund’s actual inception date.

26	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

AllianceBernstein Family of Funds

NOTES

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBF-0151-0909

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Global Bond Fund	2008	$70,587	$3,211	$21,907
	2009	$55,320	$4,732	$10,400

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2008	$1,031,365	$168,237
			$(146,330)
			$(21,907)
	2009	$746,586	$255,896
			$(245,496)
			$(10,400)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 27, 2009